CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                             By:  /s/ Harry J. Bailey
                                  ----------------------------------------------
                                  Name:    Harry J. Bailey
                                  Title:   President and Chief Executive Officer



                             By:  /s/ Bradley L. Smith
                                  ----------------------------------------------
                                  Name:    Bradley L. Smith
                                  Title:   Senior Vice President and Principal
                                              Financial and Accounting Officer

Date: March 25, 2003